UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

PALATIN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Carnegie Center Drive, Suite 300, Princeton, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 495-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 12, 2025, Palatin Technologies, Inc., a Delaware corporation (the “Company”), closed on the exercise of the over-allotment option by A.G.P./Alliance Global Partners and Laidlaw & Company (UK) Ltd. (the “Underwriters”), in connection with the Company’s firm commitment public offering (the “Offering”), pursuant to which the Underwriters purchased and exercised, as applicable, an aggregate of (i) 280,615 shares (the “Shares”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”) at an offering price per share of $6.50, (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase 84,000 shares of Common Stock at an offering price per share of $6.50 (the “Pre-Funded Warrant Shares”), (iii) accompanying Series J common stock purchase warrants (the “Series J Warrants”) to purchase up to 364,615 shares of Common Stock with an exercise price per share of $6.50 (the “Series J Warrant Shares”), and (iv) accompanying Series K common stock purchase warrants (the “Series K Warrants”) to purchase up to 364,615 shares with an exercise price per share of $8.125 (the “Series K Warrant Shares”), resulting in additional gross proceeds of approximately $2.37 million, before deducting underwriting fees and other estimated offering expenses payable by the Company. After giving effect to the exercise of the over-allotment option, the gross proceeds from the Offering increased to approximately $18.2 million. The Shares, Pre-Funded Warrants, Pre- Funded Warrant Shares, Series J Warrants, Series J Warrant Shares, Series K Warrants, and Series K Warrant Shares are referred to collectively as the “Securities.”

A copy of the opinion of Thompson Hine LLP relating to the legality of the Securities offered by the Company upon exercise of the Underwriters’ over-allotment option is attached as Exhibit 5.1 hereto.

The Company issued a press release on November 12, 2025 announcing the sale of the Securities. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
5.1	Opinion of Thompson Hine LLP, dated November 12, 2025.
99.1	Press Release, dated November 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2025	PALATIN TECHNOLOGIES, INC.

/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST
Executive Vice President, Chief Financial Officer and Chief Operating Officer

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